Exhibit 99.2

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AMERICAN CAMPUS COMMUNITIES Supplemental Analyst Package1Q-2013 April 23, 2013 BRINGING QUALITY TOGETHER AMERICAN CAMPUS COMMUNITIES

TABLE OF CONTENTS Financial Highlights 1Consolidated Balance Sheets 2Consolidated Statements of Comprehensive Income 3Consolidated Statements of Funds from Operations 4Wholly-owned Property Results of Operations 5Seasonality of Operations 6Capital Structure 7Portfolio Overview 82013/2014 Leasing Status – Summary 92013/2014 Leasing Status – Detail 10Owned Development Update 16Investment Update 17Third-party Development Update 18Management Services Update 19Definitions 20Investor Information  22

AMERICAN CAMPUS COMMUNITIES | FINANCIAL HIGHLIGHTS $ in thousands, except share and per share data 1.Market capitalization is calculated based on a common share price of $45.34 and $46.13 as of March 31, 2013 and December 31, 2012, respectively, and fully diluted common shares totaling 106,643,303 and 106,488,084 as of March 31, 2013 and December 31, 2012, respectively. 2.Based on Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”) and Adjusted Interest Expense of $328.7 million and $92.4 million, respectively, for the four most recently completed fiscal quarters ended March 31, 2013. Includes pro forma adjustments to EBITDA and Interest Expense of $58.6 million and $16.7 million, respectively, to reflect all acquisitions, development deliveries, dispositions, debt repayments and debt refinancings as if such transactions had occurred on the first day of the 12 month period presented. Adjusted Interest Expense includes $9.8 million of interest capitalized for GAAP purposes and excludes $6.5 million of amortization of debt premiums/discounts related to mortgage loans assumed in connection with acquisitions. 1 Operating Data20132012$ Change% ChangeTotal revenues165,643$ 106,981$ 58,662$ 54.8%Operating income42,538 31,740 10,798 34.0%Net income attributable to ACC21,590 20,026 1,564 7.8%Net income per share - basic0.20 0.27 Net income per share - diluted0.20 0.26 FFO 68,502 44,397 24,105 54.3%FFO per share—diluted 0.64 0.59 FFOM 68,389 41,354 27,035 65.4%FFOM per share—diluted 0.64 0.55 Market Capitalization and Unsecured Bond CovenantsDebt to total market capitalization1Net debt to EBITDAUnencumbered asset value to total asset valueTotal debt to total asset valueSecured debt to total asset valueUnencumbered asset value to unsecured debtInterest coverage23.6xDecember 31, 201252.4%3.5xThree Months Ended March 31,6.4x6.7x39.5%440.8%38.8%474.6%31.4%29.5%27.5%27.7%March 31, 201352.8%

AMERICAN CAMPUS COMMUNITIES | CONSOLIDATED BALANCE SHEETS $ in thousands March 31, 2013December 31, 2012(unaudited)AssetsInvestments in real estate:Wholly-owned properties, net4,840,091$ 4,871,376$ Wholly-owned properties held for sale87,304 - On-campus participating properties, net56,50857,346Investments in real estate, net4,983,9034,928,722Cash and cash equivalents15,03321,454Restricted cash 38,81736,790Student contracts receivable, net6,47514,122Other assets115,110117,874Total assets5,159,338$ 5,118,962$ Liabilities and equityLiabilities:Secured mortgage, construction and bond debt1,516,407$ 1,509,105$ Unsecured term loan350,000 350,000 Unsecured revolving credit facility321,000 258,000 Secured agency facility104,000 104,000 Accounts payable and accrued expenses44,69056,046Other liabilities104,294107,223Total liabilities2,440,3912,384,374Redeemable noncontrolling interests56,73657,534Equity:American Campus Communities, Inc. and Subsidiaries stockholders' equity:Common stock1,0431,043Additional paid in capital2,999,7663,001,520Accumulated earnings and dividends(361,527)(347,521)Accumulated other comprehensive loss(5,848)(6,661)2,633,4342,648,381Noncontrolling interests - partially owned properties28,77728,673Total equity2,662,2112,677,054Total liabilities and equity5,159,338$ 5,118,962$ Total American Campus Communities, Inc. and Subsidiaries stockholders' equity2

AMERICAN CAMPUS COMMUNITIES | CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME Unaudited, $ in thousands, except share and per share data 3 20132012$ ChangeRevenues Wholly-owned properties154,756$ 94,819$ 59,937$ On-campus participating properties8,1027,967135 Third-party development services4792,094(1,615) Third-party management services1,7091,758(49) Resident services597343254 Total revenues165,643106,98158,662Operating expenses Wholly-owned properties67,14342,05825,085 On-campus participating properties2,5042,4959 Third-party development and management services2,3062,785(479) General and administrative3,8063,540266 Depreciation and amortization46,14323,39922,744 Ground/facility leases1,203964239 Total operating expenses123,10575,24147,864Operating income 42,53831,74010,798Nonoperating income and (expenses) Interest income427516(89) Interest expense(17,641)(12,845)(4,796) Amortization of deferred financing costs(1,314)(986)(328) Income from unconsolidated joint ventures- 444(444) Other nonoperating expense(2,800) (122) (2,678) Total nonoperating expenses(21,328)(12,993)(8,335)Income before income taxes and discontinued operations21,21018,7472,463Income tax provision(255) (156) (99) Income from continuing operations20,95518,5912,364 Discontinued operations Income attributable to discontinued operations1,426 2,214(788) Total discontinued operations1,4262,214(788)Net income22,38120,8051,576 Net income attributable to noncontrolling interests(791) (779) (12) Net income attributable to American Campus Communities, Inc. and Subsidiaries21,590$ 20,026$ 1,564$ Other comprehensive income Change in fair value of interest rate swaps8133,404 (2,591) Comprehensive income22,403$ 23,430$ (1,027)$ Net income per share attributable to American Campus Communities, Inc. and Subsidiaries common stockholders Basic0.20$ 0.27$ Diluted0.20$ 0.26$ Weighted-average common shares outstanding Basic104,697,433 74,216,854 Diluted105,364,76974,864,447Three Months Ended March 31,

AMERICAN CAMPUS COMMUNITIES | CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS Unaudited, $ in thousands, except share and per share data 1.Excludes $0.4 million for the three months ended March 31, 2013 and 2012 of income attributable to the noncontrolling partner in The Varsity, a property purchased in December 2011 from a seller that retained a 20.5% noncontrolling interest in the property. 2.Represents our 10% share of FFO from a joint venture with Fidelity (“Fund II”) in which we were a noncontrolling partner. In January 2012, we purchased the full ownership interest in the one remaining property owned by Fund II (University Heights). Subsequent to the acquisition, the property is now wholly-owned and is consolidated by the company. 3.50% of the properties’ net cash available for distribution after payment of operating expenses, debt service (including repayment of principal) and capital expenditures. Represents amounts accrued for the interim periods. 4.On April 22, 2013, the company acquired a note and subrogation rights from National Public Finance Guarantee Corporation (formerly known as MBIA Insurance Corp. of Illinois) for an aggregate of $52.8 million, which are secured by a lien on, and the cash flows from, two student housing properties in close proximity to the University of Central Florida and currently under a ground lease with the UCF Foundation. The instruments carry an interest rate of 5.123 percent. The acquisition facilitated the settlement of litigation related to a third-party management agreement for the properties with a GMH entity that was acquired by the company’s 2008 merger with GMH. The acquisition resulted in a non-cash settlement charge of $2.8 million to reflect the fair market valuation of the instruments. Management believes it is appropriate to exclude this non-cash charge from FFOM in order to more accurately present the operating results of the company on a comparative basis during the periods presented. 5.Immediately prior to our purchase of University Heights from Fund II (see Note 2), Fund II negotiated a Settlement Agreement with the lender of the property’s mortgage loan whereby the lender agreed to accept a discounted amount that was less than the original principal amount of the loan as payment in full. Accordingly, Fund II recorded a gain on debt restructuring to reflect the discounted payoff. Our 10% share of such gain is reflected above as an adjustment to FFOM. 6.Represents a non-cash loss recorded to remeasure our equity method investment in Fund II to fair value as a result of our purchase of the full ownership interest in University Heights from Fund II in January 2012. 4 20132012$ ChangeNet income attributable to American Campus Communities, Inc. and Subsidiaries21,590$ 20,026$ 1,564$ Noncontrolling interests1382 381 1 Income from unconsolidated joint ventures- (444) 444 FFO from unconsolidated joint ventures2- 429 (429) Real estate related depreciation and amortization46,530 24,005 22,525 Funds from operations ("FFO")68,502 44,397 24,105 Elimination of operations of on-campus participating propertiesNet income from on-campus participating properties(2,654) (2,498) (156) Amortization of investment in on-campus participating properties(1,174) (1,155) (19) 64,674 40,744 23,930 Modifications to reflect operational performance of on-campus participating propertiesOur share of net cash flow3539 550 (11) Management fees376 362 14 Impact of on-campus participating properties915 912 3 Non-cash litigation settlement expense42,800 - 2,800 Elimination of gain on debt restructuring - unconsolidated joint venture5- (424) 424 Loss on remeasurement of equity method investment6- 122 (122) Funds from operations-modified ("FFOM")68,389$ 41,354$ 27,035$ FFO per share - diluted0.64$ 0.59$ FFOM per share - diluted0.64$ 0.55$ Weighted average common shares outstanding - diluted106,611,973 75,878,010 Three Months Ended March 31,

AMERICAN CAMPUS COMMUNITIES | WHOLLY-OWNED PROPERTY RESULTS OF OPERATIONS1 2 $ in thousands Note: The same store grouping above represents properties owned or operated for the entire comparative periods presented, which includes properties purchased or developed prior to January 1, 2012. 1.Excludes Brookstone Village and Campus Walk, which were sold in October 2012 and are included in discontinued operations on the accompanying consolidated statements of comprehensive income. 2.Includes State College Park, University Mills, University Pines, and The Village at Blacksburg, which are anticipated to be sold in the second or third quarter of 2013 and are classified within discontinued operations on the accompanying consolidated statements of comprehensive income. Revenues for these properties totaled $4.0 million and $3.8 million for the three months ended March 31, 2013 and 2012, respectively. Operating expenses for these properties totaled $1.4 million and $1.3 million for the three months ended March 31, 2013 and 2012, respectively. Excluding these four properties, same store net operating income would have increased by 3.5% over the three months ended March 31, 2012. 3.Includes revenues that are reflected as Resident Services Revenue on the accompanying consolidated statements of comprehensive income. 5 20132012$ Change% ChangeWholly-owned property revenuesSame store properties99,764$ 97,602$ 2,162$ 2.2%New properties59,548 1,393 58,155 Total revenues3159,312$ 98,995$ 60,317$ 60.9%Wholly-owned property operating expensesSame store properties42,615$ 42,251$ 364$ 0.9%New properties25,944 1,067 24,877 Total operating expenses68,559$ 43,318$ 25,241$ 58.3%Wholly-owned property net operating incomeSame store properties57,149$ 55,351$ 1,798$ 3.2%New properties33,604 326 33,278 Total net operating income90,753$ 55,677$ 35,076$ 63.0%Three Months Ended March 31,

AMERICAN CAMPUS COMMUNITIES | SEASONALITY OF OPERATIONS1 $ in thousands, except for per bed amounts Note: The same store grouping above includes properties owned or operating for the entire year ended December 31, 2012 (i.e. properties purchased or developed on or prior to December 31, 2011.) 1.Does not include properties sold prior to March 31, 2013 but includes four properties classified as Held For Sale as of March 31 2013. All such properties are included in discontinued operations on the accompanying consolidated statements of comprehensive income. 2.For the four most recently completed fiscal quarters. 3.Other income is all income other than Net Student Rent. This includes, but is not limited to, utility income, damages, parking income, summer conference rent, application and administration fees, income from retail tenants, etc. 4.Includes the following properties opened or acquired in 2012: University Heights-Knoxville, Avalon Heights, University Commons, The Block, The Retreat, University Edge, the 15-property Campus Acquisitions portfolio acquired in September 2012, 11 properties that completed construction and opened for operations in August and September 2012 and the 19-property Kayne Anderson portfolio acquired in November 2012. Also includes U Club Townhomes on Woodward and The Plaza on University, two properties currently undergoing redevelopment activities. 6 March 31, 2012June 30, 2012September 30, 2012December 31, 2012March 31, 2013Total/Weighted Average- Last 12 Months2Same store propertiesRevenue per occupied bedRental revenue per occupied bed per month532$ 527$ 521$ 548$ 548$ 536$ Other income per occupied bed per month3384156353642Total revenue per occupied bed570$ 568$ 577$ 583$ 584$ 578$ Average number of owned beds58,311 58,311 58,311 58,311 58,311 58,311 Average physical occupancy for the quarter97.9%94.3%95.3%97.4%97.6%96.1%Total revenue97,602$ 93,605$ 96,195$ 99,316$ 99,764$ 388,880$ Property operating expenses42,25142,67553,07242,69242,615181,054Net operating income55,351$ 50,930$ 43,123$ 56,624$ 57,149$ 207,826$ Operating margin56.7%54.4%44.8%57.0%57.3%53.4%New properties4Revenue per occupied bedRental revenue per occupied bed per month387$ 472$ 640$ 658$ 645$ 646$ Other income per occupied bed per month321215263575860Total revenue per occupied bed599$ 624$ 703$ 715$ 703$ 706$ Average number of owned beds1,009 1,459 7,112 21,989 29,778 15,084 Average physical occupancy for the quarter76.8%79.2%95.9%95.4%94.8%94.8%Total revenue1,393$ 2,163$ 14,372$ 45,015$ 59,548$ 121,098$ Property operating expenses1,0672,0467,61118,89425,94454,495Net operating income326$ 117$ 6,761$ 26,121$ 33,604$ 66,603$ Operating margin23.4%5.4%47.0%58.0%56.4%55.0%ALL PROPERTIES Revenue per occupied bedRental revenue per occupied bed per month530$ 526$ 534$ 578$ 580$ 558$ Other income per occupied bed per month3404357414346Total revenue per occupied bed570$ 569$ 591$ 619$ 623$ 604$ Average number of owned beds59,320 59,770 65,423 80,300 88,089 73,395 Average physical occupancy for the quarter97.5%93.9%95.3%96.8%96.7%95.9%Total revenue98,995$ 95,768$ 110,567$ 144,331$ 159,312$ 509,978$ Property operating expenses43,31844,72160,68361,58668,559235,549Net operating income55,677$ 51,047$ 49,884$ 82,745$ 90,753$ 274,429$ Operating margin56.2%53.3%45.1%57.3%57.0%53.8%Three Months Ended AMERICAN CAMPUS COMMUNITIES | Total Debt12,209$ Total Equity Market Value24,835 Total Market Capitalization7,044$ Debt to Total Market Capitalization31.4%Net Debt to EBITDA6.7xTotal Asset Value35,598$ Unencumbered Asset Value2,957$ Unencumbered Asset Value to Total Asset Value52.8%RequirementCurrent RatioTotal Debt to Total Asset Value< 60%39.5%Secured Debt to Total Asset Value< 40%27.5%Unencumbered Asset Value to Unsecured Debt> 150%440.8%2011Interest Coverage4> 1.5x3.6x20122013Principal Outstanding3Weighted Average Interest RateAverage Term To Maturity2015Fixed Rate Mortgage Loans1,285$ 5.5%4.6 Yrs2016Variable Rate Construction Loans72 2.8%1.1 Yrs2017Unsecured Revolving Credit Facility 321 2.0%2.8 Yrs2018+Unsecured Term Loan350 2.5%3.8 YrsSecured Agency Facility104 2.3%1.4 YrsOn-Campus Participating Properties77 7.2%7.1 YrsTotal/Weighted Average2,209$ 4.3%4.0 YrsMarket Capitalization & Unsecured Bond CovenantsDebt Maturity Schedule$74$157$220$205$119$71$90$273$76$72$321 $350$104$32$45 - 100 200 300 400 500 600 700 8002013201420152016201720182019202020212022+Fixed Rate Mortgage LoansVariable Rate Construction LoansUnsecured Revolving Credit FacilityUnsecured Term LoanSecured Agency FacilityOn-Campus Participating Properties

CAPITAL STRUCTURE AS OF MARCH 31, 2013 $ in millions, except share and per share data Note – refer to the Definitions outlined on pages 20 and 21 for detailed definitions of terms appearing on this page. 1.Excludes net unamortized debt premiums of $83.0 million. Includes capital lease obligations, net of accumulated amortization, of $97,000. 2.Based on share price of $45.34 and fully diluted share count of 106,643,303 as of March 31, 2013. Assumes conversion of 1,247,204 common and preferred Operating Partnership units and 619,354 unvested restricted stock awards. 3.Excludes accumulated depreciation of $488.5 million and receivables and intangible assets, net of accumulated amortization, of $50.1 million. 4.Based on Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”) and Adjusted Interest Expense of $328.7 million and $92.4 million, respectively, for the four most recently completed fiscal quarters. Includes pro forma adjustments to EBITDA and Interest Expense of $58.6 million and $16.7 million, respectively, to reflect all acquisitions, development deliveries, dispositions, debt repayments and debt refinancings as if such transactions had occurred on the first day of the 12 month period presented. Adjusted Interest Expense includes $9.8 million of interest capitalized for GAAP purposes and excludes $6.5 million of amortization of debt premiums/discounts related to mortgage loans assumed in connection with acquisitions. 7 Total Debt 6.0% 4.1% 5.2% 3.5% 3.4% 5.5% - 5.3% 5.5% 5.6% Fixed Rate Mortgage Loans 6.0% 5.5% 5.2% 5.9% 5.8% 5.5% - 5.3% 5.5% 4.4% Weighted Average Interest Rate Of Debt Maturing Each Year:

AMERICAN CAMPUS COMMUNITIES | PORTFOLIO OVERVIEW Summary Note: The same store grouping above includes all properties owned by the company as of March 31, 2012. 1.Two properties currently undergoing redevelopment, U Club Townhomes on Woodward and The Plaza on University, are excluded from the new property grouping for both periods presented. 2.Includes 11 properties that completed construction and opened for operations in August and September 2012. 3.Includes the following properties: (1) University Heights, a 636-bed property purchased from one of the Fidelity Joint Ventures in January 2012; (2) Avalon Heights, a 754-bed property purchased in May 2012; (3) University Commons, a 480-bed property purchased in June 2012; (4) The Block, a 1,555-bed property purchased in August 2012; and (5) The Retreat, a 780-bed property purchased in September 2012. Also includes University Edge, a 608-bed property that was previously subject to a pre-sale agreement and was purchased by the company in December 2012. 4.The company acquired this 15-property portfolio in September 2012. 5.The company acquired this 19-property portfolio in November 2012. 6.Excludes properties that were not owned as of March 31,2012. 8 UnitsBeds20132012Same Store Wholly-owned Properties18,12258,31197.6%97.8%New Wholly-owned Properties1New Development Properties21,9156,70395.0%n/aNew Acquisition Properties31,6354,81398.1%n/aCampus Acquisitions Portfolio42,5006,59092.7%n/aKayne Anderson Portfolio54,08011,68394.8%n/aNew Wholly-owned Properties - Total10,13029,78994.9%n/aWholly-owned Properties - Total28,25288,10096.7%97.8%6On-campus Participating Properties1,8634,51995.6%96.7%Physical Occupancy at March 31,Property Type

AMERICAN CAMPUS COMMUNITIES | 2013/2014 LEASING STATUS Wholly-owned properties – summary Note: The same store grouping presented above for purposes of disclosing the pre-leasing status for the upcoming 2013/2014 academic year represents properties that will be classified as same store properties during the fourth quarter 2013 (the first full quarter of operations in the 2013/2014 academic year.) This represents properties purchased or developed prior to October 1, 2012. 1.As of April 19, 2013 for the current year and April 19, 2012 for the prior year. 2.Rentable beds exclude beds needed for on-site staff. 3.As of September 30, 2012. 4.Includes four properties classified as Held For Sale as of March 31, 2013 and included in discontinued operations on the accompanying consolidated financial statements. Excluding these properties, the same store legacy portfolio is 67.0% leased as of April 19, 2013 as compared to 71.9% leased as of April 19, 2012. 5.Properties not owned or under ACC management during the prior year are excluded for purposes of calculating the prior year percentage of rentable beds and final fall 2012 occupancy. 6.Projected rate increase is based on current executed leases and assumes all future leases will be executed at currently marketed rates up to targeted occupancy. 9 Applications + LeasesApplications + Leases1Rentable Beds2% of Rentable BedsApplications + Leases1Rentable Beds2% of Rentable BedsQ4 2013 Same Store Wholly-owned PropertiesLegacy Properties447,93164,80074.0%51,39564,84579.3%65,62297.0%2012 Acquisitions-Campus Acquisitions Portfolio4,7116,54672.0%n/an/an/a6,59093.9%2012 Acquisitions-Other3,3224,17679.5%40062763.8%54,20598.7%Subtotal - Q4 2013 Same Store Wholly-owned Properties55,96475,52274.1%51,79565,47279.1%576,41796.9%New Wholly-owned PropertiesKayne Anderson Portfolio8,48212,00570.7%n/an/an/a12,04992.2%2013 Development Deliveries4,6384,517102.7%n/an/an/a4,553n/aSubtotal - New Wholly-owned Properties13,12016,52279.4%n/an/an/a16,60292.2%5Total - Wholly-owned Properties69,08492,04475.1%51,79565,47279.1%593,01996.2%5LeasesLeases1Rentable Beds2% of Rentable BedsLeases1Rentable Beds2% of Rentable BedsQ4 2013 Same Store Wholly-owned PropertiesLegacy Properties443,66264,80067.4%47,13964,84572.7%65,62297.0%2.5%2.0%2012 Acquisitions-Campus Acquisitions Portfolio4,4766,54668.4%n/an/an/a6,59093.9%-0.9%-1.1%2012 Acquisitions-Other3,1784,17676.1%37562759.8%54,20598.7%2.7%2.6%Subtotal - Q4 2013 Same Store Wholly-owned Properties51,31675,52267.9%47,51465,47272.6%576,41796.9%2.2%1.7%New Wholly-owned PropertiesKayne Anderson Portfolio7,96612,00566.4%n/an/an/a12,04992.2%0.3%-0.4%2013 Development Deliveries3,9744,51788.0%n/an/an/a4,553n/an/an/aSubtotal - New Wholly-owned Properties11,94016,52272.3%n/an/an/a16,60292.2%5n/an/aTotal - Wholly-owned Properties63,25692,04468.7%47,51465,47272.6%593,01996.2%5n/an/aProjected Rate Increase6Current YearPrior YearDesign BedsFinal Fall 2012 Occupancy3Current YearPrior YearDesign BedsFinal Fall 2012 Occupancy3Initial Rate Increase

AMERICAN CAMPUS COMMUNITIES | 2013/2014 LEASING STATUS Q4 2013 same store legacy properties with final fall 2012 occupancy of 98% or greater 1.As of April 19, 2013 for the current year and April 19, 2012 for the prior year. 2.Rentable beds exclude beds needed for on-site staff. 3.As of September 30, 2012. 4.Projected rate increase is based on current executed leases and assumes all future leases will be executed at currently marketed rates up to targeted occupancy. 5.Property classified as Held For Sale as of March 31, 2013 and is included in discontinued operations on the accompanying consolidated financial statements. 6.Property is leased under the University on-campus assignment process. 10 Leases1Rentable Beds2% of Rentable BedsLeases1Rentable Beds2% of Rentable Beds1.26 West-Austin, TX1,0091,01399.6%9731,01595.9%1,02699.5%8.4%9.1%2.University Crossings-Philadelphia, PA1,0011,00799.4%9861,00598.1%1,01699.4%5.2%6.3%3.Casas del Rio-Albuquerque, NM (ACE®)6031,00060.3%6271,00062.7%1,02899.5%5.3%5.3%4.Campus Corner-Bloomington, IN63478680.7%71678691.1%79699.2%4.7%5.2%5.The View-Lincoln, NE49758385.2%54258892.2%590100.0%5.1%5.2%6.University Meadows-Mt. Pleasant, MI54361688.1%59761696.9%61698.5%4.7%5.0%7.The Edge-Charlotte, NC71271399.9%51772071.8%72098.9%3.8%4.7%8.Hilltop Townhomes-Flagstaff, AZ (ACE)56456999.1%56656999.5%57699.3%4.3%4.7%9.University Greens-Norman, OK48051193.9%43151284.2%51698.8%3.7%4.7%10.2nd Avenue Centre-Gainesville, FL85585999.5%85685899.8%86899.5%3.8%4.5%11.University Walk-Charlotte, NC41147486.7%26448055.0%48099.0%3.7%4.4%12.Aztec Corner-San Diego, CA39259366.1%54259391.4%60698.3%4.3%4.3%13.The Callaway House-College Station, TX549527104.2%542527102.8%538104.1%4.2%4.2%14.Chapel Ridge-Chapel Hill, NC38653572.1%48153589.9%54498.9%4.3%4.2%15.Campus Edge on UTA Boulevard-Arlington, TX30548363.1%40048382.8%488100.0%4.2%4.2%16.University Oaks-Columbia, SC64965599.1%64865399.2%66299.1%3.7%4.1%17.The Suites-Flagstaff, AZ (ACE)43053580.4%41353776.9%55099.1%4.1%4.1%18.Royal Village-Gainesville, FL43344198.2%44044199.8%44898.0%3.3%4.1%19-20.Willowtree Apartments and Towers-Ann Arbor, MI83984399.5%75784389.8%85199.5%3.0%4.1%21.U Club Townhomes on Marion Pugh-College Station, TX62963399.4%62863399.2%64099.4%3.1%3.9%22.University Heights-Birmingham, AL32952063.3%28552054.8%52899.4%3.7%3.7%23.University Village at Boulder Creek-Boulder, CO29629999.0%29529998.7%30998.7%3.5%3.6%24.Villas on Rensch-Amherst, NY55860292.7%59360298.5%61099.0%3.4%3.6%25.U Club on Frey-Kennesaw, GA44945099.8%452450100.4%45699.1%3.8%3.6%26.Olde Towne University Square-Toledo, OH49154290.6%49354890.0%550100.2%3.3%3.6%27.Chapel View-Chapel Hill, NC21735062.0%24134969.1%35898.0%3.5%3.6%28.State College Park-State College, PA574274399.9%746742100.5%75299.3%2.9%3.4%29-31.University Village-Tallahassee, FL70770999.7%71371699.6%71699.4%3.3%3.3%32.Campus Way-Tuscaloosa, AL40767060.7%47667170.9%68098.8%3.9%3.2%33.Nittany Crossing-State College, PA61867591.6%67367499.9%68499.3%2.7%3.1%34.The Estates-Gainesville, FL7851,03076.2%7531,02973.2%1,04498.3%3.0%3.0%35.University Village-Prairie View, TX (ACE)610114271.1%12614288.7%144100.0%3.0%3.0%36.Sunnyside Commons-Morgantown, WV162161100.6%161161100.0%161100.6%2.9%2.9%37-39.The Summit & Jacob Heights-Mankato, MN55591460.7%76991484.1%93098.6%3.4%2.8%40.Sanctuary Lofts-San Marcos, TX31848266.0%40648284.2%48798.2%2.9%2.8%41.Lobo Village-Albuquerque, NM (ACE)36484842.9%67984480.5%86499.0%3.1%2.7%Current YearPrior YearProjected Rate Increase4Initial Rate IncreaseFinal Fall 2012 Occupancy3Design Beds

AMERICAN CAMPUS COMMUNITIES | 2013/2014 LEASING STATUS Q4 2013 same store legacy properties with final fall 2012 occupancy of 98% or greater, continued 1.As of April 19, 2013 for the current year and April 19, 2012 for the prior year. 2.Rentable beds exclude beds needed for on-site staff. 3.As of September 30, 2012. 4.Projected rate increase is based on current executed leases and assumes all future leases will be executed at currently marketed rates up to targeted occupancy. 5.Property classified as Held For Sale as of March 31, 2013 and is included in discontinued operations on the accompanying consolidated financial statements. 11 Leases1Rentable Beds2% of Rentable BedsLeases1Rentable Beds2% of Rentable Beds42.University Village at Sweethome-Amherst, NY34181641.8%29981536.7%82899.2%2.7%2.6%43.Callaway Villas-College Station, TX59669186.3%62169189.9%70499.3%3.1%2.6%44.Villas at Chestnut Ridge-Amherst, NY44054580.7%24954345.9%55298.9%2.1%2.6%45.The Outpost-San Marcos, TX30848064.2%45848095.4%48699.0%2.5%2.5%46.The Highlands-Reno, NV41872257.9%48872167.7%73298.9%2.4%2.4%47.University Club Apartments-Gainesville, FL20537355.0%33437389.5%37698.1%2.9%2.3%48.The Tower at 3rd-Champaign, IL30637382.0%30737382.3%37598.9%2.0%2.3%49.Peninsular Place-Ypsilanti, MI24947152.9%23847150.5%47899.4%2.3%2.3%50.Newtown Crossing-Lexington, KY81693587.3%89893596.0%94299.4%2.2%2.2%51.University Village-Sacramento, CA25038265.4%20738254.2%394100.5%1.9%1.9%52.Aggie Station-Bryan, TX33244275.1%43644298.6%450100.0%2.2%1.8%53.The Village at Overton Park-Lubbock, TX39960366.2%59159998.7%61298.7%2.6%1.6%54.The Centre-Kalamazoo, MI40269857.6%52069874.5%70099.1%2.7%1.4%55.Lions Crossing-State College, PA43468863.1%58368884.7%69699.4%1.6%1.4%56.Abbott Place-East Lansing, MI40964663.3%51864680.2%65499.4%3.5%1.4%57.Eagles Trail-Hattiesburg, MS27878135.6%47578860.3%79298.7%3.2%1.0%58.The Club-Athens, GA32647368.9%45647396.4%48098.1%2.5%0.9%59.University Pines-Statesboro, GA532154758.7%46054784.1%55298.7%2.7%0.8%60.GrandMarc-Seven Corners-Minneapolis, MN30743470.7%34443479.3%440126.4%1.0%0.4%61.The Village at Science Drive-Orlando, FL45272462.4%43472459.9%73298.0%0.3%0.0%62.Hawks Landing-Oxford, OH36847477.6%482480100.4%48498.8%2.7%-0.5%63.The Edge-Orlando, FL44691948.5%75291881.9%93098.6%2.5%-1.1%64-65.College Club Townhomes-Tallahassee, FL28254052.2%41554076.9%54498.3%2.1%-1.4%66.The Village at Blacksburg-Blacksburg, VA58231,04678.7%9381,04589.8%1,05699.5%2.9%-1.7%67.The Enclave-Bowling Green, OH21348044.4%28148058.5%48098.3%1.3%-1.8%68.South View Apartments-Harrisonburg, VA74295277.9%81395285.4%96098.3%2.0%-2.4%69.University Centre-Newark, NJ39982948.1%64482478.2%83898.2%-2.8%-3.3%Subtotal - Q4 2013 Same Store Legacy Properties With Final Fall 2012 Occupancy of 98% or Greater29,88239,57775.5%33,02839,59983.4%40,09999.4%3.2%2.8%Projected Rate Increase4Current YearPrior YearDesign BedsFinal Fall 2012 Occupancy3Initial Rate Increase

AMERICAN CAMPUS COMMUNITIES | 2013/2014 LEASING STATUS Q4 2013 same store legacy properties with final fall 2012 occupancy between 95% and 98% 1.As of April 19, 2013 for the current year and April 19, 2012 for the prior year. 2.Rentable beds exclude beds needed for on-site staff. 3.As of September 30, 2012. 4.Projected rate increase is based on current executed leases and assumes all future leases will be executed at currently marketed rates up to targeted occupancy. 5.Property classified as Held For Sale as of March 31, 2013 and is included in discontinued operations on the accompanying consolidated financial statements. 12 Leases1Rentable Beds2% of Rentable BedsLeases1Rentable Beds2% of Rentable Beds1.Royal Lexington-Lexington, KY364362100.6%25436270.2%36497.8%10.5%10.5%2.Campus Trails-Starkville, MS39747383.9%46947498.9%48097.9%4.1%4.3%3.Barrett Honors College-Tempe, AZ (ACE)1,3851,71580.8%8731,71550.9%1,72196.7%3.5%3.5%4-5.University Club Townhomes-Tallahassee, FL34272847.0%47572865.2%73695.8%5.6%3.2%6.University Crescent-Baton Rouge, LA44160672.8%46661276.1%61297.2%2.4%2.5%7.Uptown Apartments-Denton, TX29152255.7%40052276.6%52897.0%2.7%2.4%8.City Parc at Fry Street-Denton, TX20841050.7%22241054.1%41896.7%2.1%2.1%9.University Trails-Lubbock, TX41167860.6%48167671.2%68496.5%2.0%2.0%10.Stone Gate-Harrisonburg, VA66567299.0%51767276.9%67296.3%1.9%1.9%11-12.Villas at Vista del Sol & Vista del Sol-Tempe, AZ (ACE)1,2602,22456.7%1,8322,22482.4%2,26697.9%1.8%1.8%13.Villas on Sycamore-Huntsville, TX43567364.6%37967356.3%68095.7%1.4%1.8%14.Villas at Babcock-San Antonio, TX34178643.4%37178647.2%79296.5%1.1%1.7%15.Burbank Commons-Baton Rouge, LA18552435.3%21453040.4%53297.2%3.2%1.3%16.University Village-Fresno, CA19239848.2%18039845.2%40695.8%0.8%1.1%17.University Mills-Cedar Falls, IA526348154.7%37248177.3%48196.5%1.9%1.1%18.University Pointe-Lubbock, TX38867457.6%45467467.4%68297.4%1.3%0.5%19.University Manor-Greenville, NC33559456.4%37459463.0%60097.7%3.8%0.3%20.Northgate Lakes-Orlando, FL37270153.1%36371051.1%71097.0%0.4%0.0%21.The Village at Alafaya Club-Orlando, FL39882948.0%44282953.3%83996.4%0.7%-0.7%22.The Woods at Greenland-Murfreesboro, TN11627342.5%12727246.7%27695.7%0.7%-1.4%23.The Commons-Harrisonburg, VA21752841.1%34652466.0%52896.2%1.9%-2.1%24.Lakeside Apartments-Athens, GA35077045.5%55077071.4%77695.9%1.8%-5.9%Subtotal - Q4 2013 Same Store Legacy Properties With Final Fall 2012 Occupancy Between 95% and 98% 9,35615,62159.9%10,16115,63665.0%15,78396.8%2.4%1.7%Projected Rate Increase4Current YearPrior YearDesign BedsFinal Fall 2012 Occupancy3Initial Rate Increase

AMERICAN CAMPUS COMMUNITIES | 2013/2014 LEASING STATUS Q4 2013 same store legacy properties with final fall 2012 occupancy less than 95% 1.As of April 19, 2013 for the current year and April 19, 2012 for the prior year. 2.Rentable beds exclude beds needed for on-site staff. 3.As of September 30, 2012. 4.Projected rate increase is based on current executed leases and assumes all future leases will be executed at currently marketed rates up to targeted occupancy. 5.Property is leased under the University on-campus assignment process. 6.The company owns a 79.5% interest in this property. 13 Leases1Rentable Beds2% of Rentable BedsLeases1Rentable Beds2% of Rentable Beds1.University Place-Charlottesville, VA15452029.6%15252029.2%52890.7%4.4%4.4%2.Casa de Oro-Glendale, AZ (ACE)⁵12334835.3%13480.3%36557.0%1.5%1.5%3.The Village on Sixth Avenue-Huntington, WV36674649.1%36374448.8%75294.5%1.4%1.4%4.University Gables-Murfreesboro, TN26764041.7%25864040.3%64892.0%1.4%0.2%5.The Varsity-College Park, MD⁶48989054.9%44989050.4%90193.0%0.2%0.2%6.University Edge-Kent, OH59760099.5%37260062.0%60890.3%-0.9%-0.8%7.Raiders Crossing-Murfreesboro, TN10127536.7%9927536.0%27691.3%0.6%-1.2%8.Blanton Common-Valdosta, GA37384943.9%33285838.7%86082.9%-1.5%-1.4%9.Pirates Place Townhomes-Greenville, NC24352346.5%32552362.1%52891.5%3.5%-1.8%10.University Pointe at College Station-Portland, OR (ACE)34695636.2%20295721.1%97887.0%-2.0%-2.0%11.Entrada Real-Tucson, AZ21836060.6%20536056.9%36387.1%-2.0%-2.5%12.Campus Ridge-Johnson City, TN29252255.9%25052247.9%52888.8%-0.6%-2.9%13.Raiders Pass-Lubbock, TX34681842.3%31781838.8%82884.2%-3.7%-3.6%14.University Village-Philadelphia, PA33673345.8%31773343.2%74983.2%-0.7%-4.3%15.The Outpost-San Antonio, TX17382221.0%30882237.5%82890.7%-0.8%-4.4%Subtotal - Q4 2013 Same Store Legacy Properties With Final Fall 2012 Occupancy Less than 95%4,4249,60246.1%3,9509,61041.1%9,74087.6%-0.3%-1.4%Total - Q4 2013 Same Store Legacy Properties43,66264,80067.4%47,13964,84572.7%65,62297.0%2.5%2.0%Projected Rate Increase4Current YearPrior YearDesign BedsFinal Fall 2012 Occupancy3Initial Rate Increase

AMERICAN CAMPUS COMMUNITIES | 2013/2014 LEASING STATUS 2012 acquisitions 1.As of April 19, 2013 for the current year and April 19, 2012 for the prior year. 2.Rentable beds exclude beds needed for on-site staff. 3.As of September 30, 2012. 4.Projected rate increase is based on current executed leases and assumes all future leases will be executed at currently marketed rates up to targeted occupancy. 5.Properties not owned or under ACC management during the prior year are excluded for purposes of calculating the prior year percentage of rentable beds. 14 Leases1Rentable Beds2% of Rentable BedsLeases1Rentable Beds2% of Rentable Beds1.Landmark-Ann Arbor, MI50159983.6%n/an/an/a606101.3%2.6%3.8%2.Avalon Heights-Tampa Bay, FL58774878.5%n/an/an/a75499.9%3.2%3.4%3.University Commons-Minneapolis, MN31047265.7%n/an/an/a480112.9%2.7%3.1%4.The Block-Austin, TX1,2941,55583.2%n/an/an/a1,55598.6%2.5%2.5%5.Icon Plaza-Los Angeles, CA14825258.7%n/an/an/a253104.0%3.9%2.2%6.CampusTown-Ames, IA8651,21771.1%n/an/an/a1,217100.7%3.2%1.9%7.The Retreat-San Marcos, TX38677449.9%n/an/an/a78098.6%3.7%1.2%8.Garnet Riverwalk-West Columbia, SC37347378.9%n/an/an/a47698.7%0.6%0.6%9.The Union-Waco, TX10611790.6%n/an/an/a12099.2%-1.0%-1.0%10.Castilian-Austin, TX27560945.2%n/an/an/a623105.5%-5.3%-5.3%Subtotal - 2012 Acquisitions with Final Fall 2012 Occupancy of 98% or Greater4,8456,81671.1%n/an/an/a6,864101.2%1.7%1.4%1.Chauncey Square-West Lafayette, IN36638694.8%n/an/an/a38687.3%3.3%3.3%2.University Heights-Knoxville, TN60162795.9%37562759.8%63686.9%1.4%3.2%3.CampusTown Rentals-Champaign, IL32776642.7%n/an/an/a76694.9%1.7%1.7%4.Bishops Square-San Marcos, TX29631294.9%n/an/an/a31588.3%-1.5%-2.7%5.River Mill-Athens, GA31146167.5%n/an/an/a46184.8%-2.7%-2.8%6-7.Vintage and Texan-Austin, TX31031199.7%n/an/an/a31194.9%-3.2%-3.3%8.309 E. Green-Champaign, IL23541656.5%n/an/an/a41690.1%-4.5%-5.4%9.Lofts 54-Champaign, IL15417289.5%n/an/an/a17288.4%-10.0%-10.0%10.922 Place-Tempe, AZ20945545.9%n/an/an/a46861.1%-13.2%-14.5%Subtotal - 2012 Acquisitions with Final Fall 2012 Occupancy Less than 95%2,8093,90671.9%37562759.8%53,93186.3%-2.3%-2.4%Total - 2012 Acquisitions7,65410,72271.4%37562759.8%510,79595.8%0.5%0.2%Total - Q4 2013 Same Store Wholly-owned Properties51,31675,52267.9%47,51465,47272.6%576,41796.9%2.2%1.7%Projected Rate Increase4Current YearPrior YearDesign BedsFinal Fall 2012 Occupancy3Initial Rate Increase

AMERICAN CAMPUS COMMUNITIES | 2013/2014 LEASING STATUS New wholly-owned properties 1.As of April 19, 2013 for the current year and April 19, 2012 for the prior year. 2.Rentable beds exclude beds needed for on-site staff. 3.As of September 30, 2012. 4.Projected rate increase is based on current executed leases and assumes all future leases will be executed at currently marketed rates up to targeted occupancy. 5.Includes a second phase containing 366 beds that is subject to a pre-sale agreement. The company anticipates closing on the purchase of this second phase during the third quarter 2013 once the third-party developer meets certain construction completion deadlines and other closing conditions. Property is currently under development and is subject to a pre-sale agreement 6.Property is currently under development and is subject to a pre-sale agreement. The company anticipates closing on the purchase of this property during the third quarter 2013 once the third-party developer meets certain construction completion deadlines and other closing conditions. 7.Property is leased under the University on-campus assignment process. 8.Properties not owned or under ACC management during the prior year are excluded for purposes of calculating the prior year percentage of rentable beds and final fall 2012 occupancy. 15 Leases1Rentable Beds2% of Rentable BedsLeases1Rentable Beds2% of Rentable Beds1.The Cottages of Durham-Durham, NH49761780.6%n/an/an/a61999.5%2.7%6.6%2.The Province-Rochester, NY50781662.1%n/an/an/a81698.3%3.2%3.8%3.Forest Village/Woodlake-Columbia, MO57270481.3%n/an/an/a70498.9%3.4%3.4%4.U Club Cottages-Baton Rouge, LA30230399.7%n/an/an/a30899.7%3.1%3.1%5.The Cottages of Baton Rouge-Baton Rouge, LA1,1761,28791.4%n/an/an/a1,29098.4%2.5%2.5%6.The Cottages of Columbia-Columbia, MO35850970.3%n/an/an/a51397.3%2.6%1.7%7.West 27th Place-Los Angeles, CA45047195.5%n/an/an/a47598.8%1.4%1.2%8.The Lodges of East Lansing-East Lansing, MI⁵6381,04760.9%n/an/an/a1,04999.3%1.9%-0.3%9.RAMZ Apts on Broad-Richmond, VA7817245.3%n/an/an/a17282.0%-0.9%-0.9%10.The Province-Tampa, FL49093752.3%n/an/an/a94787.9%-1.5%-1.5%11.The Province-Greensboro, NC33169647.6%n/an/an/a69690.9%0.6%-1.8%12.25Twenty-Lubbock, TX37555467.7%n/an/an/a56291.6%-2.1%-2.1%13.Grindstone Canyon-Columbia, MO31537883.3%n/an/an/a38491.1%-1.8%-2.5%14.The Lofts at Capital Garage-Richmond, VA7814454.2%n/an/an/a14477.8%-2.7%-2.7%15.The Province-Dayton, OH28165742.8%n/an/an/a65783.7%-2.2%-4.0%16.The Province-Louisville, KY40885847.6%n/an/an/a85890.0%-1.1%-4.4%17.U Pointe Kennesaw-Kennesaw, GA22779528.6%n/an/an/a79583.3%0.0%-6.1%18-19.5 Twenty Four Angliana & 5 Twenty Five Angliana-Lexington, KY8831,06083.3%n/an/an/a1,06082.1%-6.8%-6.8%Subtotal - Kayne Anderson Portfolio7,96612,00566.4%n/an/an/a12,04992.2%0.3%-0.4%1.Chestnut Square-Philadelphia, PA (ACE)864860100.5%n/an/an/a861n/an/an/a2.601 Copeland-Tallahassee, FL279279100.0%n/an/an/a283n/an/an/a3.Townhomes at Newtown Crossing-Lexington, KY⁶608608100.0%n/an/an/a608n/an/an/a4.U. Club on Woodward-Tallahassee, FL444444100.0%n/an/an/a448n/an/an/a5.The Callaway House Austin & The Penthouse at Callaway-Austin, TX71974097.2%n/an/an/a753n/an/an/a6.Manzanita-Tempe, AZ (ACE)⁷58581272.0%n/an/an/a816n/an/an/a7.Prairie View A&M Phase VII-Prairie View, TX (ACE)⁷20733062.7%n/an/an/a336n/an/an/a8.U. Club Townhomes at Overton Park-Lubbock, TX26844460.4%n/an/an/a448n/an/an/aSubtotal - 2013 Development Deliveries3,9744,51788.0%n/an/an/a4,553n/an/an/aTotal - New Wholly-owned Properties11,94016,52272.3%n/an/an/a16,60292.2%8n/an/aTotal - Wholly-owned Properties63,25692,04468.7%47,51465,47272.6%893,01996.2%8n/an/aProjected Rate Increase4Current YearPrior YearDesign BedsFinal Fall 2012 Occupancy3Initial Rate Increase

AMERICAN CAMPUS COMMUNITIES | OWNED DEVELOPMENT UPDATE $ in thousands 16 1.The total construction in progress (“CIP”) balance above excludes $1.7 million related to ongoing renovation projects at operating properties, as well as the CIP balance of $14.8 million related to the Townhomes at Newtown Crossing property in Lexington, KY and $12.0 million related to the Lodges of East Lansing Phase II property in East Lansing, MI that are discussed on page 17. 2.Consists of amounts incurred to purchase the land for off-campus development projects, as well as any other development-related expenditures not included in CIP such as deposits, furniture, etc. 3.Based on costs incurred under the general construction contract as of March 31, 2013. 4.This project consists of the redevelopment of an existing student housing high-rise building into a new residence hall product, utilizing the existing building structure. 5.This project was purchased in July 2011. In October 2012, demolition of the existing retail center began in connection with the development of a new mixed-use community. 6.Does not include undeveloped land parcels in 4 university markets totaling $22.7 million. 7.Commencement of owned off-campus development projects is subject to final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions. ACE awards provide the company with the opportunity to exclusively negotiate with the subject universities. Commencement of ACE projects is subject to various levels of university board approval, final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions. 8.Estimated project costs include land and other predevelopment costs of $11.6 million incurred as of March 31, 2013 for owned development pipeline projects. 9.This faculty and staff community consists of two phases, with the first phase anticipated to be completed in July 2014 and the second phase anticipated to be completed in July 2015. PROJECTS UNDER CONSTRUCTIONProjectProject TypeLocationPrimary University ServedUnitsBedsCIP1 Land and Other2Total Costs Incurred% Complete3Scheduled CompletionManzanita Hall (Triad)4ACETempe, AZArizona State Univ.24181650,300$ 27,668$ 770$ 28,438$ 65%August 2013The Callaway HouseOff-campusAustin, TXThe Univ. of TX at Austin21975361,600 40,429 847 41,276 76%August 2013Chestnut SquareACEPhiladelphia, PADrexel Univ.22086197,600 67,059 783 67,842 75%September 2013U Club on WoodwardOff-campusTallahassee, FLFlorida State Univ.11244829,000 16,789 7,185 23,974 87%August 2013Town. at Overton ParkOff-campusLubbock, TXTexas Tech Univ.11244829,200 16,265 8,099 24,364 86%August 2013601 CopelandOff-campusTallahassee, FLFlorida State Univ.8128321,200 7,895 1,746 9,641 41%August 2013University View (PVAMU Phase VII)ACEPrairie View, TXPrairie View A&M Univ.9633615,600 7,628 302 7,930 59%August 2013SUBTOTAL - 2013 DELIVERIES1,0813,945304,500$ 183,733$ 19,732$ 203,465$ The Plaza on University5Off-campusOrlando, FLUniv. of Central Florida3641,313112,300$ 10,518$ 26,510$ 37,028$ 6%August 2014SUBTOTAL - 2014 DELIVERIES3641,313112,300$ 10,518$ 26,510$ 37,028$ OWNED DEVELOPMENT PIPELINE6 7ProjectProject TypeLocationPrimary University ServedApprox. Targeted BedsEstimated Project Cost8Targeted CompletionStanworth Commons Phase I9ACEPrinceton, NJPrinceton University21429,600$ July 2014Kennesaw State Univ. Phase IIOff-campusKennesaw, GAKennesaw State Univ.40823,200 August 2014Texas A&M UniversityACECollege Station, TXTexas A&M Univ.78436,300 August 2014Lancaster ProjectACEPhiladelphia, PADrexel Univ.1,316168,000 August 2015Stanworth Commons Phase II9ACEPrinceton, NJPrinceton University37948,100 July 2015USC Health Sciences CampusACELos Angeles, CAUniv. of So. California46049,000 TBDCarbondale DevelopmentOff-campusCarbondale, ILSouthern Illinois Univ.65032,100 TBD4,211386,300$ Q3 2013TBDQ3 2013Q3 2014Q2 2013Anticipated CommencementTBDAs of March 31, 2013Estimated Project CostQ2 2013

AMERICAN CAMPUS COMMUNITIES | INVESTMENT UPDATE $ in thousands LocationPrimary University ServedUnitsBedsMezzanine Investment/ DepositTransactionPurchase PriceActual or Targeted CompletionStatusLexington, KYUniv. of Kentucky1526082,000$ Pre-sale38,750$ August 2013Under ConstructionEast Lansing, MIMichigan State Univ.1443668,300 Pre-sale32,300 August 2013Under Construction10,300$ 71,050$ ProjectThe Lodges of East Lansing (Phase II)2Townhomes at Newtown Crossing11.In July 2012, the company provided mezzanine financing to a private developer and is obligated to purchase the property as long as certain construction completion deadlines and other closing conditions are met. The company is responsible for leasing, management, and initial operations of the project while the third-party developer retains the development risk. As of March 31, 2013, the company is including this property in its consolidated financial statements. Therefore, as of March 31, 2013, the company has included the following amounts in its consolidated balance sheet: land of $7.7 million, construction in progress of $14.8 million, and construction loan payable of $19.3 million. 2.As part of the purchase of the Kayne Anderson Portfolio in November 2012, the company is obligated to purchase a second phase of an existing property, which is currently under construction, as long as certain construction completion deadlines and other closing conditions are met. In connection with the closing of the Kayne Anderson Portfolio, the company deposited $8.3 million towards the purchase of this second phase, and the remaining $24.0 million of the purchase price will be paid at closing. The company is responsible for leasing, management, and initial operations of the project while the third-party developer retains the development risk. As of March 31, 2013, the company is including this property in its consolidated financial statements. Therefore, as of March 31, 2013, the company has included the following amounts in its consolidated balance sheet: land of $3.3 million, construction in progress of $12.0 million, and construction loan payable of $7.9 million.

AMERICAN CAMPUS COMMUNITIES | THIRD-PARTY DEVELOPMENT UPDATE $ in thousands 18 1.The Company is earning a fee to assist the University in building a dining hall that will be located adjacent to the student housing project. The dining hall will be owned by the University and will be operated by a third-party food service operator. 2.These awards relate to speculative development projects that are subject to final determination of feasibility, execution and closing on definitive agreements, and fluctuations in the construction and financing markets. Anticipated commencement and fees are dependent upon the availability of project financing, which is affected by current capital market conditions. 3.The company and Drexel University have entered into a letter of intent to convert this existing 1,016-bed American Campus wholly-owned off-campus housing community into an ACE property. 4.The company plans to enter into long-term ground and facility leases with the University to finance, construct, and manage this on-campus student housing facility. Under the terms of the leases, title to the constructed facility will be held by the University/lessor and the University will receive 50% of defined net cash flows on an annual basis through the term of the leases. Upon completion of construction and commencement of operations, the company also intends to enter into a separate agreement to manage the physical plant and accounting aspects of the facility, while the University will be responsible for residence life, leasing, marketing, billing, and cash collection duties. CONTRACTED PROJECTS IN PROGRESSProjectLocationPrimary University ServedUnitsBedsTotal FeesFees Earned as of March 31, 2013Fees Earned in Current Year Remaining Fees as of March 31, 2013Scheduled CompletionDolphins CoveStaten Island, NYCity University of New York1334542,620$ 1,650$ 101$ 970$ August 2013North Campus Village - HousingAshland, ORSouthern Oregon University2067021,925 1,604 229 321 August 2013North Campus Village - Dining Hall1Ashland, ORSouthern Oregon Universityn/an/a350 279 39 71 August 2013Lakeside Graduate CommunityPrinceton, NJPrinceton University3297153,200 1,512 74 1,688 August 20146681,8718,095$ 5,045$ 443$ 3,050$ ON-CAMPUS AWARD PIPELINE2ProjectLocationAnticipated Financing StructureEstimated FeesUniversity Crossings3Philadelphia, PAACEn/aWest Virginia University ProjectMorgantown, WVOn-campus Participating4TBDAnticipated CommencementQ3 2013TBD20132012$ ChangeDevelopment services revenue479$ 2,094$ (1,615)$ % of total revenue0.3%2.0%Three Months Ended March 31,

AMERICAN CAMPUS COMMUNITIES | MANAGEMENT SERVICES UPDATE $ in thousands NEW/PENDING MANAGEMENT CONTRACTSPropertyLocationApproximate BedsStabilized Annual Fees1Luxe Phase IWaterloo, ON, Canada536125$ San Juan Village2Portales, NM26760 Sierra Vista Village2Roswell, NM25860 Richardson, TXThe University of Texas at Dallas40075 Dolphins CoveStaten Island, NYCity University of New York454255 Luxe Phase IIWaterloo, ON, Canada418100 675$ DISCONTINUED MANAGEMENT CONTRACTSProperty LocationBeds2013 Fee Contribution Prior to TerminationDiscontinued As OfBayou OaksHouston, TXUniversity of Houston49090$ July 2013University Village Phase IVPrimary University ServedActual or Anticipated CommencementUniversity of Waterloo & Laurier UniversityUniversity of Waterloo & Laurier UniversityAugust 2013February 2013August 2013September 2013March 2013Eastern New Mexico University at PortalesEastern New Mexico University at RoswellPrimary University ServedApril 201319 20132012$ ChangeManagement services revenue1,709$ 1,758$ (49)$ % of total revenue1.0%1.6%Three Months Ended March 31, 1.Stabilized annual fees are dependent upon the achievement of anticipated occupancy levels. 2.San Juan Village and Sierra Vista Village are in receivership as of March 31, 2013. The company has agreed to oversee the management of the properties during the receivership period.

AMERICAN CAMPUS COMMUNITIES | DEFINITIONS 20 ACEThe company’s American Campus Equity program, whereby the company enters into long-term ground/facility lease agreements with Universities to finance, construct, and operate on-campus student housing communities. Properties under this structure are considered to be wholly-owned and are included in the company's consolidated financial statements.Adjusted EBITDA*EBITDA, including pro forma adjustments to reflect acquisitions, development deliveries, and dispositions as if such transactions had occurred on the first day of the 12-month period presented. Adjusted Interest Expense*Interest Expense, including pro forma adjustments to reflect acquisitions, development deliveries, dispositions, debt repayments, and debt refinancings as if such transactions had occurred on the first day of the 12-month period presented. CashCash and cash equivalents, determined on a consolidated basis in accordance with GAAP.Design BedsTotal beds based on the original property design, generally as specified in the construction documents.EBITDA*Consolidated net income calculated in accordance with GAAP, plus amounts which have been deducted and minus amounts which have been added for, without duplication: (i) interest expense; (ii) provision for income taxes; (iii) depreciation, amortization and all other non-cash items; (iv) provision for gains and losses; (v) noncontrolling interests; and (vi) extraordinary and other non-recurring items, as we determine in good faith.Funds from Operations (“FFO”)Determined based on the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). Calculated as consolidated net income or loss attributable to common shares computed in accordance with GAAP, excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Also excludes non-cash impairment charges.FFO Modified (“FFOM”)FFO modified to reflect certain adjustments related to the economic performance of our on-campus participating properties and other non-cash items, as we determine in good faith. The company believes it is meaningful to eliminate the FFO generated from the on-campus participating properties and instead to reflect the company's 50% share of the properties' net cash flow and management fees received, as this measure better reflects the economic benefit derived from the company's involvement in the operation of these properties.GAAPAccounting principles generally accepted in the United States of America.Interest Coverage*Adjusted EBITDA / Adjusted Interest Expense. Interest Expense*Consolidated interest expense calculated in accordance with GAAP, plus amounts which have been deducted and minus amounts which have been added for, without duplication: (i) the amortization of mark-to-market premiums/discounts on mortgage loans assumed in connection with acquisitions; (ii) capitalized interest; (iii) the change in accrued interest during the period presented; and (iv) interest expense associated with properties classified within discontinued operations, as adjusted for the items previously mentioned.Net Debt*Total Debt less Cash.* These definitions are provided for purposes of calculating the company’s bond covenants and other key ratios.

AMERICAN CAMPUS COMMUNITIES | Executive ManagementBill Bayless Chief Executive OfficerGreg DowellChief Operating OfficerJon GrafChief Financial OfficerWilliam TalbotChief Investment OfficerResearch CoverageJeffery Spector / Jana GalanBank of America / Merrill Lynch(646) 855-1363 / (646) 855-3081jeff.spector@baml.com / jana.galan@baml.comMichael Bilerman / Nick JosephCitigroup Equity Research (212) 816-1383 / (212) 816-1909michael.bilerman@citi.com / eric.wolfe@citi.comVincent Chao / Jeremy MetzDeutsche Bank Securities, Inc.(212) 250-6799 / (212) 250-4667vincent.chao@db.com / jeremy.metz@db.comMatthew RandGoldman Sachs & Co(212) 902-4227matthew.rand@gs.comAndrew McCulloch / Ryan BurkeGreen Street Advisors(949) 640-8780 / (949) 640-8780amcculloch@greenst.com / rburke@greenst.comCarol KempleHilliard Lyons(502) 588-1839ckemple@hilliard.comSteve Sakwa / Seth LaughlinISI Group Inc.(212) 446-9462 / (212) 446-9458ssakwa@isigrp.com / slaughlin@isigrp.comAnthony Paolone / Molly McCartinJ.P. Morgan Securities(212) 622-6682 / (212) 622-6615anthony.paolone@jpmorgan.com /molly.mccartin@jpmorgan.comJordan Sadler / Karin FordKeyBanc Capital Markets(917) 368-2280 / (917) 368-2293jsadler@keybanccm.com / kford@keybanccm.comRyan Meliker / Jonathan PetersenMLV & Co(212) 542-5872 / (646) 556-9185rmeliker@mlvco.com / jpetersen@mlvco.comPaula Poskon Robert W. Baird & Co., Inc.(571) 203-1677pposkon@rwbaird.com Alexander Goldfarb / James MilamSandler O'Neill + Partners, L.P.(212) 466-7937 / (212) 466-8066agoldfarb@sandleroneill.com / jmilam@sandleroneill.comRoss NussbaumUBS Investment Research(212) 713-2484ross.nussbaum@ubs.comInvestor Relations:Ryan DennisonVP, Investor Relations(512) 732-100012700 Hill Country Blvd., Suite T-200Austin, Texas 78738Tel: (512) 732-1000; Fax: (512) 732-2450www.americancampus.comAmerican Campus Communities, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding American Campus Communities, Inc.'s performance made by such analysts are theirs alone and do not represent the opinions, forecasts or predictions of the company or its management. American Campus Communities, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.Additional InformationCorporate Headquarters:American Campus Communities, Inc.INVESTOR INFORMATION

AMERICAN CAMPUS COMMUNITIES | FORWARD-LOOKING STATEMENT In addition to historical information, this supplemental package contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which American Campus operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict.